SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
   [ ]  Definitive Proxy Statement
   [X]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
        240.14a-12

                             THE MARCUS CORPORATION
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [X]  Fee paid previously with definitive materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                                                                       [BLUE]

                              [Face of Proxy Card]

                             THE MARCUS CORPORATION

                    PROXY FOR HOLDERS OF CLASS B COMMON STOCK
                       SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 1996

   The undersigned hereby constitutes and appoints STEPHEN H. MARCUS and THOMAS F. KISSINGER, and each of them, with the power of substitution, as proxies of the undersigned, to vote any and all shares of Class B Common Stock of THE MARCUS CORPORATION which the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders to be held at 10:00 A.M., local time, September 26, 1996, at the Hollywood Cinema, Appleton, Wisconsin, and at any adjournment thereof, upon such business as may properly come before the meeting, including the following items as more completely described in the Proxy Statement for the meeting:

   1.   ELECTION OF DIRECTORS

        [_]  FOR all nominees listed       [_]  WITHHOLD AUTHORITY
             below (except as marked            to vote for all
             to the contrary below)             nominees listed below

   LEE SHERMAN DREYFUS, DIANE MARCUS GERSHOWITZ, TIMOTHY E. HOEKSEMA, STEPHEN H. MARCUS, DANIEL F. McKEITHAN, JR., JOHN L. MURRAY, BRUCE J. OLSON, ALLAN H. SELIG AND GEORGE R. SLATER

   TYPE   (INSTRUCTIONS:    To withhold authority to vote for any individual
   IN                       nominee write that nominee's name on the space
   BOLD!                    provided below.)

   ________________________________________________________________________

   2. Upon such other business as may properly come before the annual meeting or any adjournment thereof in accordance with the best judgment of such proxies.

      (This proxy is continued, and is to be signed, on the reverse side.)

                             [Reverse of Proxy Card]

   PROXY NO.                            NO. OF SHARES OF CLASS B COMMON STOCK

   The undersigned acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and the 1996 Annual Report to Shareholders and hereby revokes any other proxy heretofore executed by the undersigned for such meeting.

    TYPE This proxy, when properly executed, will be voted in the manner IN directed herein by the undersigned shareholder. If no direction BOLD is made, this proxy will be voted FOR all nominees for director and on such other matters as may properly come before the meeting or any adjournment thereof in accordance with the best judgment of the proxies named herein.


                                 Dated:_____________________, 1996

                                 _________________________________
                                   (Signature of Shareholder)

                                 _________________________________
                                   (Signature if jointly held)

   Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign in full corporate name by a duly authorized officer. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


              PLEASE SIGN AND MAIL PROXY IN THE ENCLOSED ENVELOPE.
                              NO POSTAGE REQUIRED.

                                                                      [WHITE]

                              [Face of Proxy Card]

                             THE MARCUS CORPORATION

                        PROXY FOR HOLDERS OF COMMON STOCK
                       SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 1996

   The undersigned hereby constitutes and appoints STEPHEN H. MARCUS and THOMAS F. KISSINGER, and each of them, with the power of substitution, as proxies of the undersigned, to vote any and all shares of Common Stock of THE MARCUS CORPORATION which the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders to be held at 10:00 A.M., local time, September 26, 1996, at the Hollywood Cinema, Appleton, Wisconsin, and at any adjournment thereof, upon such business as may properly come before the meeting, including the following items as more completely described in the Proxy Statement for the meeting:

   1.   ELECTION OF DIRECTORS

        [_]  FOR all nominees listed       [_]  WITHHOLD AUTHORITY
             below (except as marked            to vote for all
             to the contrary below)             nominees listed below

   LEE SHERMAN DREYFUS, DIANE MARCUS GERSHOWITZ, TIMOTHY E. HOEKSEMA, STEPHEN H. MARCUS, DANIEL F. McKEITHAN, JR., JOHN L. MURRAY, BRUCE J. OLSON, ALLAN H. SELIG AND GEORGE R. SLATER

   TYPE   (INSTRUCTIONS:    To withhold authority to vote for any individual
   IN                       nominee write that nominee's name on the space
   BOLD!                    provided below.)

   _________________________________________________________________________

   2. Upon such other business as may properly come before the annual meeting or any adjournment thereof in accordance with the best judgment of such proxies.

      (This proxy is continued, and is to be signed, on the reverse side.)

                             [Reverse of Proxy Card]

   PROXY NO.                                    NO. OF SHARES OF COMMON STOCK

   The undersigned acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and the 1996 Annual Report to Shareholders and hereby revokes any other proxy heretofore executed by the undersigned for such meeting.

    TYPE This proxy, when properly executed, will be voted in the manner IN directed herein by the undersigned shareholder. If no direction BOLD is made, this proxy will be voted FOR all nominees for director and on such other matters as may properly come before the meeting or any adjournment thereof in accordance with the best judgment of the proxies named herein.



                                 Dated:_____________________, 1996

                                 _________________________________
                                    (Signature of Shareholder)

                                 _________________________________
                                    (Signature if jointly held)


   Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign in full corporate name by a duly authorized officer. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


              PLEASE SIGN AND MAIL PROXY IN THE ENCLOSED ENVELOPE.
                              NO POSTAGE REQUIRED.